UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
We held our Annual Meeting on May 24, 2017. Of the 65,458,802 shares of our common stock outstanding as of April 17, 2017, 60,732,878 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 93% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Two Class II Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class II directors to hold office until our 2020 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Albert J. Moyer	50,030,218	1,850,723	538,007	8,313,930
Theodore Tewksbury, Ph.D	51,263,050	618,272	537,626	8,313,930

2.
Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2016, as disclosed in our 2017 Proxy, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
51,282,700	1,103,353	32,895	8,313,930

3.
Advisory Vote on the Frequency of Stockholder Vote on Executive Compensation. On an advisory basis, the stockholders indicated their preference that an advisory vote on executive compensation occur annually:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
47,979,596	47,945	4,306,123	85,284	8,313,930
Based on the approval of one year as the frequency of an advisory vote on the compensation of MaxLinear’s named executive officers, the Company’s board of directors has determined that it will hold an advisory vote on the compensation of MaxLinear’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

4.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
60,683,655	21,696	27,527	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 25, 2017	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer

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